Equity One, Inc.
Supplemental Information Package

June 30, 2008

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2008
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Ten Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-37
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	38

Joint Venture Section	39-42

EQUITY ONE, INC
ANALYST COVERAGE
As of June 30, 2008

BMO Capital Markets	Paul Adornato	(212) 885-4170

Credit Suisse	Michael Gorman	(212) 538-4357

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912
	Christeen Kim	(415) 617-4221

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Jorel Guilloty	(703) 875-1467

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Lehman Brothers	Ross Smotrich	(212) 526-2306
George Hoglund
Ryan Bennet

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335
	David Wigginton	(212) 449-2729

Miller Tabak & Co., LLC	Tom Mitchell	(518) 523-3261

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

EQUITY ONE, INC.
DISCLOSURES
As of June 30, 2008

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2007 and Form 10-Q for the period ended June 30, 2008 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of June 30, 2008
(in thousands, except per share data)

	For the three months ended		For the six months ended
	Jun 30, 2008	Jun 30, 2007	Jun 30, 2008	Jun 30, 2007
Summary Financial Results
Total revenues*	$61,019	$65,319	$124,419	$128,852
EBITDA	38,657	43,028	87,972	89,075
Property net operating income*	44,115	48,427	91,253	95,771
General & administrative expenses (G&A)*	7,553	6,855	14,355	16,659

Net income	$29,418	$12,868	$50,272	$32,887
Net income per diluted share	0.40	0.17	0.68	0.44

Funds from operations (FFO)	$23,264	$25,189	$55,943	$54,889
FFO per diluted share	0.32	0.34	0.76	0.74

Total dividends paid per share	$0.30	$0.30	$0.30	$0.30

Weighted average diluted shares (1)	73,541	74,128	73,503	74,056

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-32)	92.8%	93.9%	92.8%	93.9%
Same-property NOI growth - cash basis (see page 13)	-2.9%	4.6%	NA	NA
NOI margin (see page 13)	73.3%	74.3%	73.9%	74.9%
Expense recovery ratio*	81.6%	90.9%	83.5%	89.3%
New, renewal and option rent spread - cash basis (see page 18)	11.7%	9.4%	NA	NA
G&A expense to total revenues	12.4%	10.5%	11.5%	12.9%
Debt to market capitalization (see page 7)	40.4%	38.1%	40.4%	38.1%
EBITDA to interest expense* (see page 14)	2.5	2.5	2.8	2.7
EBITDA to fixed charges* (see page 14)	2.2	2.2	2.4	2.3

Notes

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Diluted EPS calculation uses the treasury stock method for the period ended June 30, 2008.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of June 30, 2008
(in thousands, except per share data)

	Jun 30, 2008	Dec 31, 2007	Dec 31, 2006
Assets
Properties
Income producing	$1,878,248	$2,047,993	$1,896,843
Less: accumulated depreciation	(179,515)	(172,651)	(144,825)
Rental property	1,698,733	1,875,342	1,752,018
Construction in progress and land held for development	63,124	81,574	113,340
Property held for sale, net	32,565	323	20,353
Properties, net	1,794,422	1,957,239	1,885,711

Cash and cash equivalents	20,290	1,313	-
Cash held in escrow	-	54,460	1,547
Accounts and other receivables, net	10,879	14,148	18,967
Investments and advances in real estate joint ventures	7,661	-	-
Securities	119,874	72,299	75,102
Goodwill	12,385	12,496	13,092
Other assets (1)	60,478	62,429	75,356

Total	$2,025,989	$2,174,384	$2,069,775

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$324,552	$397,112	$391,647
Mortgage notes payable related to properties held for sale (2)	13,670	-	-
Unsecured revolving credit facilities	-	37,000	76,500
Unsecured senior notes payable	706,645	744,685	591,187
Total debt	1,044,867	1,178,797	1,059,334
Unamortized premium/discount on notes payable	6,973	10,042	10,322
Total notes payable	1,051,840	1,188,839	1,069,656

Accounts payable and other liabilities (1)	62,865	68,624	73,452
Total liabilities	1,114,705	1,257,463	1,143,108

Minority interest	989	989	989

Stockholders' equity	910,295	915,932	925,678

Total	$2,025,989	$2,174,384	$2,069,775

(1) Amounts have been reclassified to conform to the 2008 presentation.

(2) Includes unamortized premium of $730,000.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of June 30, 2008
(in thousands, except per share data)

	Jun 30, 2008	Jun 30, 2007	Dec 31, 2007

Closing market price of common stock	$20.55	$25.55	$23.03

Common stock shares (in thousands)
Basic common shares	73,416.202	73,114.228	73,300.107
Diluted common shares
Unvested restricted common shares	12.851	615.166	55.707
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	10.349	169.840	60.573
Diluted common shares	73,533.058	73,992.890	73,510.043

Equity market capitalization	$1,511,104	$1,890,518	$1,692,936

Total debt (excluding unamortized premium/discount) (1)	$1,044,137	$1,161,612	$1,178,797
Cash and equivalents (including cash held in escrow)	(20,290)	(142)	(55,773)
Net debt	1,023,847	1,161,470	1,123,024
Equity market capitalization	1,511,104	1,890,518	1,692,936
Total market capitalization	$2,534,951	$3,051,988	$2,815,960

Net debt to total market capitalization	40.4%	38.1%	39.9%

Gross real estate and securities investments	$2,095,016	$2,237,351	$2,202,189

Net debt to gross real estate and securities investments	48.9%	51.9%	51.0%

(1)	Amount also excludes unamortized premium/discount related to held for sale debt reclassification of $730,000.

EQUITY ONE, INC.
DEBT SUMMARY
As of June 30, 2008
(in thousands, except per share data)

	Jun 30, 2008	Dec 31, 2007	Dec 31, 2006

Fixed rate debt***	$944,071	$1,042,112	$886,647
Fixed rate debt - swapped to variable rate	100,066	99,685	96,187
Variable rate debt - unhedged	-	37,000	76,500
Total debt* / ***	$1,044,137	$1,178,797	$1,059,334

% Fixed rate debt	90.4%	88.4%	83.7%
% Fixed rate debt - swapped to variable rate	9.6%	8.5%	9.1%
% Variable rate debt - unhedged	0.0%	3.1%	7.2%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	9.6%	11.6%	16.3%

Secured mortgage debt***	$337,492	$397,112	$391,647
Unsecured debt**	706,645	781,685	667,687
Total debt* / ***	$1,044,137	$1,178,797	$1,059,334

% Secured mortgage debt	32.3%	33.7%	37.0%
% Unsecured debt	67.7%	66.3%	63.0%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,534,951	$2,815,960	$3,019,359

% Secured mortgage debt	13.3%	14.1%	13.0%
% Unsecured debt	27.9%	27.8%	22.1%
Total debt : Total market capitalization	41.2%	41.9%	35.1%

Weighted-average interest rate on secured mortgage debt	7.3%	7.4%	7.3%
Weighted-average interest rate on senior unsecured notes**	5.7%	5.7%	5.7%
Interest rate on revolving credit facilities	NA	5.0%	5.6%

Weighted-average maturity on mortgage debt	4.4 years	4.5 years	5.4 years
Weighted-average maturity on senior unsecured notes	6.1 years	6.7 years	7.2 years

*	Excluding unamortized premium/discount.
**	Including the effect of interest rate swaps.
***	Amount also excludes unamortized premium/discount related to held for sale debt reclassification of $730,000.

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of June 30, 2008
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving Credit	Senior		Percent of debt
by year	amortization	payments	Facilities (1)	Notes (2)	Total	maturing

2008	$5,175	$-	$-	$-	$5,175	0.5%
2009	10,361	13,246	-	198,500	222,107	21.3%
2010	9,770	72,076	-	-	81,846	7.8%
2011	8,572	68,570	-	-	77,142	7.4%
2012	7,597	33,044	-	25,000	65,641	6.3%
2013	6,975	39,658	-	-	46,633	4.5%
2014	6,075	6,509	-	-	12,584	1.2%
2015	4,464	30	-	117,000	121,494	11.6%
2016	4,092	2,602	-	116,000	122,694	11.8%
2017	3,989	-	-	250,079	254,068	24.3%
Thereafter	24,558	10,129	-	-	34,687	3.3%
Total	$91,628	$245,864	$-	$706,579	$1,044,071	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.

(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended June 30, 2008
(in thousands, except per share data)

	Three months ended		Percent	Six months ended		Percent
	Jun 30, 2008	Jun 30, 2007	Change	Jun 30, 2008	Jun 30, 2007	Change
REVENUE:
Minimum rent	$46,815	$47,979		$94,816	$94,325
Expense recoveries	13,101	14,026		26,769	26,949
Percentage rent	164	373		1,613	1,633
Property management and leasing services	814	149		997	986
Total revenue	60,894	62,527	-2.6%	124,195	$123,893	0.2%

COSTS AND EXPENSES:
Property operating	16,032	15,112		32,102	29,841
Rental property depreciation and amortization	11,667	11,618		23,434	22,544
General and administrative	7,553	6,826		14,355	16,630
Total costs and expenses	35,252	33,556	5.1%	69,891	$69,015	1.3%

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST AND DISCONTINUED OPERATIONS	25,642	28,971		54,304	54,878

OTHER INCOME AND EXPENSE:
Investment income	672	547		6,862	6,753
Other income	45	58		88	240
Interest expense	(15,413)	(17,046)		(31,395)	(32,626)
Amortization of deferred financing fees	(420)	(422)		(849)	(809)
Equity in income in unconsolidated joint ventures	170	-		170	-
Gain on sale of real estate	18,499	518		18,457	1,585
Loss on sale of fixed assets	-	(283)		-	(283)
Gain on extinguishment of debt	696	-		3,076	-
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	29,891	12,343		50,713	29,738
Minority interest	(28)	(28)		(56)	(56)
INCOME FROM CONTINUING OPERATIONS	29,863	12,315	142.5%	50,657	29,682	70.7%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	38	565		98	1,485
(Loss) gain on disposal of income-producing properties	(483)	(12)		(483)	1,720
(Loss) income from discontinued operations	(445)	553		(385)	3,205

NET INCOME	$29,418	$12,868	128.6%	$50,272	$32,887	52.9%

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.41	0.17		0.69	0.41
Discontinued operations	(0.01)	0.01		(0.01)	0.04
NET INCOME	$0.40	$0.18	127.7%	$0.68	$0.45	49.9%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.41	$0.16		$0.69	$0.40
Discontinued operations	(0.01)	0.01		(0.01)	0.04
NET INCOME	$0.40	$0.17	140.4%	$0.68	$0.44	54.6%

Weighted average shares outstanding
Basic	73,408	73,101		73,366	73,038
Diluted (1)	73,541	74,128		73,503	74,056

Notes
_____________________________________________________________________
(1)	Diluted EPS calculation uses the treasury stock method for period ended June 30, 2008.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2008
(in thousands, except per share data)

	Three months ended			Six months ended
	Jun 30, 2008			Jun 30, 2008
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$46,815	$102	$46,917	$94,816	$125	$94,941
Expense recoveries	13,101	23	13,124	26,769	99	26,868
Percentage rent	164	-	164	1,613	-	1,613
Property management and leasing services	814	-	814	997	-	997
Total revenue	60,894	125	61,019	124,195	224	124,419

COSTS AND EXPENSES:
Property operating	16,032	58	16,090	32,102	67	32,169
Rental property depreciation and amortization	11,667	29	11,696	23,434	59	23,493
General and administrative	7,553	-	7,553	14,355	-	14,355
Total costs and expenses	35,252	87	35,339	69,891	126	70,017

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	25,642	38	25,680	54,304	98	54,402

OTHER INCOME AND EXPENSE:
Investment income	672	-	672	6,862	-	6,862
Other income	45	-	45	88	-	88
Interest expense	(15,413)	-	(15,413)	(31,395)	-	(31,395)
Amortization of deferred financing fees	(420)	-	(420)	(849)	-	(849)
Equity in income in unconsolidated joint ventures	170	-	170	170	-	170
Gain on sale of real estate	18,499	(483)	18,016	18,457	(483)	17,974
Gain on extinguishment of debt	696	-	696	3,076	-	3,076
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	29,891	(445)	29,446	50,713	(385)	50,328
Minority interest	(28)	-	(28)	(56)	-	(56)
INCOME FROM CONTINUING OPERATIONS	29,863	(445)	29,418	50,657	(385)	50,272

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	38	(38)	-	98	(98)	-
Loss on disposal of income-producing properties	(483)	483	-	(483)	483	-
(Loss) Income from discontinued operations	(445)	445	-	(385)	385	-

NET INCOME	$29,418	$-	$29,418	$50,272	$-	$50,272

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2008
(in thousands, except per share data)

	Three months ended			Six months ended
	Jun 30, 2007			Jun 30, 2007
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144

REVENUE:
Minimum rent	$47,979	$1,602	$49,581	$94,325	$3,245	$97,570
Expense recoveries	14,026	1,186	15,212	26,949	1,710	28,659
Percentage rent	373	4	377	1,633	4	1,637
Property management and leasing services	149	-	149	986	-	986
Total revenue	62,527	2,792	65,319	123,893	4,959	128,852

COSTS AND EXPENSES:
Property operating	15,112	1,631	16,743	29,841	2,254	32,095
Rental property depreciation and amortization	11,618	392	12,010	22,544	839	23,383
General and administrative	6,826	29	6,855	16,630	29	16,659
Total costs and expenses	33,556	2,052	35,608	69,015	3,122	72,137

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	28,971	740	29,711	54,878	1,837	56,715

OTHER INCOME AND EXPENSE:
Investment income	547	4	551	6,753	5	6,758
Other income	58	-	58	240	-	240
Interest expense	(17,046)	(177)	(17,223)	(32,626)	(354)	(32,980)
Amortization of deferred financing fees	(422)	(2)	(424)	(809)	(3)	(812)
Gain on sale of real estate	518	(12)	506	1,585	1,720	3,305
Loss on sale of fixed assets	(283)	-	(283)	(283)	-	(283)
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	12,343	553	12,896	29,738	3,205	32,943
Minority interest	(28)	-	(28)	(56)	-	(56)
INCOME FROM CONTINUING OPERATIONS	12,315	553	12,868	29,682	3,205	32,887

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	565	(565)	-	1,485	(1,485)	-
Gain (loss) on disposal of income-producing properties	(12)	12	-	1,720	(1,720)	-
Income from discontinued operations	553	(553)	-	3,205	(3,205)	-

NET INCOME	$12,868	$-	$12,868	$32,887	$-	$32,887

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended June 30, 2008
(in thousands, except per share data)

	Three months ended		Percent	Six months ended		Percent
	Jun 30, 2008	Jun 30, 2007	Change	Jun 30, 2008	Jun 30, 2007	Change

Total net operating income (1)
Total rental revenue	$60,205	$65,170	(7.6%)	$123,422	$127,866	(3.5%)
Property operating expenses	16,090	16,743	(3.9%)	32,169	32,095	0.2%
Net operating income	$44,115	$48,427	(8.9%)	$91,253	$95,771	(4.7%)

NOI margin (NOI / Total rental revenue)	73.3%	74.3%		73.9%	74.9%

Same-property NOI (2)
Total rental revenue	$52,664	$52,785	(0.2%)
Property operating expenses	15,779	14,813	6.5%
Net operating income	$36,885	$37,972	(2.9%)

Growth in same property NOI	(2.9%)

Number of properties included in analysis	146
Same-property occupancy	92.7%	93.8%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, SFAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended June 30, 2008
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2008	Jun 30, 2007	Jun 30, 2008	Jun 30, 2007

Net income	$29,418	$12,868	$50,272	$32,887
Rental property depreciation and amortization*	11,696	12,010	23,493	23,383
Other depreciation and amortization	181	192	364	394
Interest expense*	15,413	17,223	31,395	32,980
Amortization of deferred financing fees*	420	424	849	812
Minority interest*	28	28	56	56
Gain on disposal of income-producing properties	(18,499)	-	(18,457)	(1,720)
Loss on sale of fixed assets	-	283	-	283
EBITDA*	$38,657	$43,028	$87,972	$89,075

Interest expense*	$15,413	$17,223	$31,395	$32,980

EBITDA to interest expense*	2.5	2.5	2.8	2.7

Fixed charges
Interest expense*	$15,413	$17,223	$31,395	$32,980
Scheduled principal amortization (1)	2,561	2,626	5,304	5,156
Total fixed charges	$17,974	$19,849	$36,699	$38,136

EBITDA to fixed charges*	2.2	2.2	2.4	2.3

Total market capitalization (see page 7)	$2,534,951	$3,051,988	$2,534,951	$3,051,988

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended June 30, 2008
(in thousands, except per share data)

	Three months ended		Six months ended
	Jun 30, 2008	Jun 30, 2007	Jun 30, 2008	Jun 30, 2007

Net income	$29,418	$12,868	$50,272	$32,887
Adjustments:
Rental property depreciation and amortization, including discontinued operations	11,696	12,010	23,493	23,383
Gain on disposal of depreciable real estate	(18,016)	-	(18,016)	(1,720)
Loss on sale of fixed assets	-	283	-	283
Pro rata share of real estate depreciation from unconsolidated JV	138	-	138	-
Minority interest	28	28	56	56
Funds from operations	$23,264	$25,189	$55,943	$54,889
Change	-7.6%		1.9%

Earnings per diluted share*	$0.40	$0.17	$0.68	$0.44
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.16	0.17	0.32	0.32
Gain on disposal of depreciable real estate	(0.24)	-	(0.24)	(0.02)
Loss on sale of fixed assets	-	0.00	-	0.00
Pro rata share of real estate depreciation from unconsolidated JV	0.00	-	0.00	-
Funds from operations per diluted share	$0.32	$0.34	$0.76	$0.74
Change	-6.2%		3.7%

Weighted average diluted shares (1)	73,541	74,128	73,503	74,056

Notes

(1)	Diluted EPS calculation uses the treasury stock method for period ended June 30, 2008.
*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended June 30, 2008
(in thousands, except per share data)

		Three months ended		Six months ended
		Jun 30, 2008	Jun 30, 2007	Jun 30, 2008	Jun 30, 2007

Certain non-cash items:
Amortization of deferred financing fees		$420	$424	$849	$812
Amortization of above/below market rent intangibles		(882)	(1,403)	(1,991)	(2,337)
Amortization of restricted stock and stock option expense		1,581	1,317	3,215	3,726
Straight line rents		(138)	(687)	(409)	(1,142)
Capitalized interest		(686)	(693)	(1,476)	(1,809)
Amortization of debt premium/discount		(568)	(541)	(1,106)	(997)
Total non-cash items		$(273)	$(1,583)	$(1,767)	$(2,559)

Certain capital expenditures:
Tenant improvements		$(742)	$(1,147)	$(4,280)	$(1,971)
Leasing commissions and costs		(866)	(579)	(1,669)	(1,862)
Total tenant improvements and leasing costs		$(1,608)	$(1,726)	$(5,949)	$(3,833)

Certain balance sheet accounts at 06/30/08:
Straight-line rent receivable	$13,731
Lease intangible asset, net	14,184
Lease intangibles liability, net	(15,845)
Deferred expenses, net	15,728
Total balance sheet accounts	$27,798

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2008

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	50	2,230,333	14.0%	$17,611,244	10.2%	$7.90
Supervalu	7	458,273	2.9%	8,302,236	4.9%	18.12
Kroger	13	747,025	4.7%	6,057,487	3.6%	8.11
Bed Bath & Beyond	8	261,332	1.6%	3,049,214	1.8%	11.67
Winn Dixie	9	398,128	2.5%	2,892,815	1.7%	7.27
LA Fitness	3	144,307	0.9%	2,517,941	1.5%	17.45
TJ Maxx Companies	8	248,658	1.6%	2,227,042	1.3%	8.96
Blockbuster	21	112,430	0.7%	2,189,048	1.3%	19.47
CVS Pharmacy	12	133,460	0.8%	2,073,237	1.2%	15.53
Kmart Corporation	5	439,558	2.9%	1,939,705	1.1%	4.41

Sub-total top ten tenants	136	5,173,504	32.6%	$48,859,969	28.6%	$9.44

Remaining tenants	2,435	9,568,946	60.2%	121,910,863	71.4%	12.74

Sub-total all tenants	2,571	14,742,450	92.8%	$170,770,832	100.0%	$11.74

Vacant	417	1,148,504	7.2%	NA	NA	NA

Total including vacant	2,988	15,890,954	100.0%	$170,770,832	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended June 30, 2008

Category	Total Leases	Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread PSF	TIs PSF
New Leases (1)	58	255,664	$12.53	$14.79	17.8%	$19.49
Renewals	81	168,001	17.03	18.50	8.6%	0.51
Options	17	132,691	9.04	9.73	7.6%	-
Total New, Renewals & Options	156	556,356	$13.15	$14.69	11.7%	$9.11

Note:	Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2008

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	79	151,251	1.0%	$2,100,409	1.2%	$13.89
2008	314	789,509	5.0%	10,708,851	6.0%	13.56
2009	518	1,822,008	11.5%	22,621,020	12.7%	12.42
2010	523	1,952,087	12.3%	23,431,304	13.2%	12.00
2011	412	2,044,988	12.9%	24,800,533	14.0%	12.13
2012	303	1,691,566	10.6%	19,329,166	10.9%	11.43
2013	173	1,019,438	6.4%	12,925,777	7.3%	12.68
2014	41	727,260	4.6%	5,794,793	3.3%	7.97
2015	33	384,069	2.4%	4,238,877	2.4%	11.04
2016	35	901,311	5.7%	13,806,445	7.8%	15.32
2017	28	563,886	3.5%	6,994,270	3.9%	12.40
Thereafter	112	2,695,077	16.9%	30,788,204	17.3%	11.42

Sub-total / average	2,571	14,742,450	92.8%	$177,539,649	100.0%	$12.04
				.
Vacant	417	1,148,504	7.2%	NA	NA	NA

Total / average	2,988	15,890,954	100.0%	$177,539,649	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2008

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	1	11,928	0.1%	$107,352	0.1%	$11.49
2008	5	83,831	0.8%	657,011	0.8%	6.96
2009	32	815,450	8.1%	5,938,623	7.0%	6.83
2010	34	947,204	9.4%	5,763,180	6.8%	6.15
2011	42	1,207,813	12.0%	8,933,501	10.5%	7.24
2012	31	1,062,287	10.6%	6,800,180	8.0%	6.83
2013	21	722,045	7.2%	5,521,577	6.5%	8.12
2014	15	645,769	6.4%	4,160,123	4.9%	6.90
2015	10	305,831	3.0%	2,524,013	3.0%	8.59
2016	16	833,255	8.3%	12,215,738	14.4%	14.49
2017	12	481,417	4.8%	5,269,493	6.2%	10.68
Thereafter	62	2,546,442	25.4%	26,920,693	31.8%	10.35

Sub-total / average	281	9,663,272	96.1%	$84,811,484	100.0%	$8.78

Vacant	17	389,830	3.9%	NA	NA	NA

Total / average	298	10,053,102	100.0%	$84,811,484	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of June 30, 2008

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	78	139,323	2.4%	$1,993,057	2.2%	$14.31
2008	309	705,678	12.1%	10,051,840	10.7%	14.24
2009	486	1,006,558	17.2%	16,682,397	17.9%	16.57
2010	489	1,004,883	17.2%	17,668,124	19.1%	17.58
2011	370	837,175	14.3%	15,867,032	17.1%	18.95
2012	272	629,279	10.8%	12,528,986	13.5%	19.91
2013	152	297,393	5.1%	7,404,200	8.0%	24.90
2014	26	81,491	1.4%	1,634,670	1.8%	20.06
2015	23	78,238	1.3%	1,714,864	1.9%	21.92
2016	19	68,056	1.2%	1,590,707	1.7%	23.37
2017	16	82,469	1.5%	1,724,777	1.9%	20.91
Thereafter	50	148,635	2.5%	3,867,511	4.2%	26.02

Sub-total / average	2,290	5,079,178	87.0%	$92,728,165	100.0%	$18.26

Vacant	400	758,674	13.0%	NA	NA	NA

Total / average	2,690	5,837,852	100.0%	$92,728,165	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of June 30, 2008

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of June 30, 2008

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	13	1,933,454	25,400,632	14.9%
Miami Dade County, FL	11	1,240,895	16,888,323	9.8%
Palm Beach County, FL	10	1,103,325	13,440,753	7.9%
South Florida	34	4,277,674	55,729,708	32.6%
Atlanta, GA	19	1,933,631	22,771,779	13.3%
Orlando, FL	10	1,129,335	13,737,299	8.0%
Tampa- St. Petersburg, FL	11	952,040	9,066,629	5.3%
Naples/Cape Coral/Venice, FL	8	885,156	8,479,451	5.0%
Jacksonville, FL	5	669,168	6,872,190	4.0%
Boston, MA	6	401,454	8,455,013	5.0%
Florida Treasure/Northeast Coast	8	711,278	7,812,491	4.6%
Columbia, SC	1	184,834	1,935,970	1.1%
Lafayette, LA	5	714,691	3,951,495	2.3%
New Orleans, LA	4	458,125	3,617,008	2.1%
Baton Rouge, LA	3	349,146	3,013,381	1.8%
Raleigh Durham, NC	3	357,701	2,957,092	1.7%
Florida Panhandle	2	140,803	1,342,134	0.8%
Greenville, SC	2	164,176	2,051,300	1.2%
Hilton Head-Beaufort, SC	1	166,639	2,102,102	1.2%
Hartford, CT	1	210,588	2,012,705	1.2%
Other	22	2,184,515	14,863,085	8.8%

Total	145	15,890,954	$170,770,832	100.0%

Note:  Excludes developments, non-retail properties, and joint-venture properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF
Property
ALABAMA (2)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	06/01/17	Rite Aid	$9.70

Winchester Plaza	Huntsville	2006	78,544	91.9%	16	5	45,600	Publix	08/31/26		12.12

TOTAL SHOPPING CENTERS ALABAMA (2)			143,381	93.6%	27	7	83,512				$11.00

CONNECTICUT (1)

Brookside Plaza	Enfield	1985 / 2006	210,588	84.2%	23	5	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples	$11.35

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	84.2%	23	5	59,648				$11.35

FLORIDA (78)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	93.6%	25	5	54,230	Publix	11/30/10		$13.90

Alafaya Village	Orlando	1986	38,118	85.0%	12	4					19.89

Conway Crossing	Orlando	2002	76,321	89.2%	14	4	44,271	Publix	04/30/22		11.79

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.18

Hunter's Creek	Orlando	1998	73,204	100.0%	10	-				Office Depot / Lifestyle Family Fitness	13.78

Kirkman Shoppes	Orlando	1973	88,820	98.6%	30	1				Party America	18.58

Lake Mary Centre	Orlando	1988 / 2001	339,084	98.5%	69	17	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.05

Park Promenade	Orlando	1987 / 2000	128,848	86.5%	20	6				Beauty Depot / Orange County Library	8.15

Town & Country	Kissimmee	1993	72,043	97.8%	13	1	52,883	Albertsons*	10/31/18		8.01
								(Ross / DD's Discount)

Unigold Shopping Center	Winter Park	1987	117,527	97.3%	23	2	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	11.72

Jacksonville / North Florida (7)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	81.3%	8	3				Big Lots / Goodwill / Bealls Outlet	8.11

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		10.67

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

Ft. Caroline	Jacksonville	1985 / 1995	74,546	93.6%	9	4	45,500	Winn-Dixie	05/31/15	Citi Trends	$7.49

Medical & Merchants	Jacksonville	1993	156,153	91.6%	13	5	55,999	Publix	02/10/13	Memorial Hospital	13.20

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	-	56,077	Publix	09/30/14		9.81

Oak Hill	Jacksonville	1985 / 1997	78,492	94.3%	17	3	39,795	Publix	03/11/10	Beall's	7.39

South Beach	Jacksonville Beach	1990 / 1991	289,548	96.8%	45	4				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart	12.31

Miami-Dade / Broward / Palm Beach (34)

Bird Ludlum	Miami	1988 / 1998	192,282	94.2%	39	4	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	16.71

Boca Village	Boca Raton	1978	93,428	92.2%	18	3	36,000	Publix	03/31/12	CVS Pharmacy	15.49

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	95.6%	26	3	37,664	Publix	08/31/18	CVS Pharmacy	13.30

Bluffs Square	Jupiter	1986	132,395	91.0%	42	5	39,795	Publix	10/22/11	Walgreens	13.59

Chapel Trail	Pembroke Pines	2007	56,378	97.2%	3	1				LA Fitness	22.05

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	84.8%	15	2				Office Depot	20.54

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	98.0%	43	3	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.42

Crossroads Square	Pembroke Pines	1973	84,387	74.0%	20	6				CVS Pharmacy	17.80

CVS Plaza	Miami	2004	29,204	100.0%	8	-				CVS Pharmacy	17.08

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	21.00

Greenwood	Palm Springs	1982 / 1994	132,325	95.8%	34	2	50,032	Publix	12/05/14	Bealls Outlet	12.70

Jonathan's Landing	Jupiter	1997	26,820	60.1%	9	3		Publix			22.28
								(shadow)
Lago Mar	Miami	1995	82,613	95.4%	20	2	42,323	Publix	09/13/15		14.21

Lantana Village	Lantana	1976 / 1999	181,780	93.6%	21	4	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	6.96

Meadows	Miami	1997	75,524	100.0%	20	-	47,955	Publix	07/09/17		13.72

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	212,074	89.6%	25	5	44,400	Publix	11/30/20	Stein Mart / TJ Maxx / Home Goods / CVS / Basset Furniture / Duffy's	14.52

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

Oaktree Plaza	North Palm Beach	1985	23,745	85.3%	17	3					$15.62

Pine Island	Davie	1983 / 1999	254,907	95.8%	42	4	39,943	Publix	11/30/13	Home Depot Expo / Staples	11.60

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	94.3%	31	4	17,441	Fresh Market	06/30/09	Bed Bath & Beyond / Nordic Interiors	14.67

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	15.60

Point Royale	Miami	1970 / 2000	216,760	93.5%	22	4	45,350	Winn-Dixie	02/18/11	Best Buy	6.52

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.39

Ridge Plaza	Davie	1984 / 1999	155,204	99.0%	29	1				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up/ Goodwill	11.37

Riverside Square	Coral Springs	1987	104,241	88.4%	28	6	39,795	Publix	02/18/12		13.67

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	89.4%	24	5	36,464	Publix	12/15/09	Walgreens	11.52

Sheridan Plaza**	Hollywood	1973 / 1991	504,495	99.2%	61	2	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / CVS / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	13.76

Shoppes of Andros Isles	West Palm Beach	2000	79,420	91.2%	14	3	51,420	Publix	02/29/20		12.82

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	95.9%	37	3	47,813	Publix	06/14/15		17.61

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	284,943	99.3%	48	2	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	15.94

Tamarac Town Square	Tamarac	1987	127,635	87.1%	30	10	37,764	Publix	12/15/14	Dollar Tree	11.62

Waterstone	Homestead	2005	82,531	100.0%	13	-	45,600	Publix	07/31/25	Walgreens	15.20

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	10/31/16	Navarro Pharmacy	12.27

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		18.05

Young Circle	Hollywood	1962 / 1997	65,834	92.3%	7	3	23,124	Publix	11/30/16	Walgreens	15.45

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	96.0%	16	2	59,448	Albertsons	04/30/25		$9.46

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Walgreens* (Bealls Outlet) / Bealls Home Outlet	11.43

Old King Commons	Palm Coast	1988	84,759	97.2%	18	1				Wal-Mart / Staples / Bealls Outlet	8.81

Ryanwood	Vero Beach	1987	114,925	96.3%	30	2	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.08

Salerno Village	Stuart	1987	82,477	94.2%	17	3	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.78

Shops at St. Lucie	Port St. Lucie	2006	19,361	93.6%	9	3					22.44

South Point Center	Vero Beach	2003	64,790	92.4%	12	4	44,840	Publix	11/30/23		15.74

Treasure Coast	Vero Beach	1983	133,781	97.0%	21	3	59,450	Publix	07/31/26	TJ Maxx	11.39

Tampa / St. Petersburg / Venice / Cape Coral / Naples (19)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	93.7%	19	5	52,610	Publix	11/30/21	Bealls Outlet	10.03

Carrollwood	Tampa	1970 / 2002	94,203	93.4%	30	6	27,887	Publix	11/30/22	Golf Locker	13.17

Charlotte Square	Port Charlotte	1980	96,188	92.9%	18	6	40,024	Publix* [AmericanSignature Furniture]		Seafood Buffet	8.29

Chelsea Place	New Port Richey	1992	81,144	98.3%	17	1	48,890	Publix	05/27/12		11.76

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.14

Lutz Lake	Lutz	2002	64,985	92.0%	12	3	44,270	Publix	05/31/22		13.62

Marco Town Center	Marco Island	2001	109,830	88.4%	36	6	27,887	Publix	01/31/18		17.55

Mariners Crossing	Spring Hill	1989 / 1999	92,808	92.1%	14	6	48,315	Kash n' Karry	08/15/20		9.85

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.23

Pavilion	Naples	1982	167,745	90.9%	33	7	50,795	Publix	02/28/13	Pavilion 6 Theatre	13.80

Regency Crossing	Port Richey	1986 / 2001	85,864	81.6%	15	10	44,270	Publix	02/28/21		10.39

Ross Plaza	Tampa	1984 / 1996	91,197	91.3%	18	4				Ross Dress for Less / Deals	12.18

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

Seven Hills	Spring Hill	1991	72,590	89.5%	13	4	48,890	Publix	09/25/11		$10.54

Shoppes of North Port	North Port	1991	84,705	96.2%	19	2	48,890	Publix	12/11/11	Bealls Outlet	10.42

Summerlin Square	Fort Myers	1986 / 1998	109,156	77.0%	13	15	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	9.66

Sunpoint Shopping Center	Ruskin	1984	132,374	63.6%	19	5				Beall's / Goodwill / Ozzie's Buffet / Big Lots	9.03

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	98.7%	14	1	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	6.03

Venice Shopping Center	Venice	1968 / 2000	109,801	92.7%	13	1	44,271	Publix	12/31/26	Beall's Outlet	5.52

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	95.0%	14	1				Dollar Tree / Aaron Rents / Dollar General	7.94

TOTAL SHOPPING CENTERS FLORIDA (78)			8,765,454	93.8%	1,645	259	2,569,120				$12.54

GEORGIA (24)

Atlanta (20)

BridgeMill	Canton	2000	89,102	94.3%	27	3	37,888	Publix	01/31/20		$15.36

Buckhead Station	Atlanta	1996	233,930	89.7%	15	3				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Golfsmith / Ulta	19.73

Butler Creek	Acworth	1990	95,597	95.0%	19	1	59,997	Kroger	06/30/18		11.03

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	27	-	37,366	Publix	05/31/24		17.75

Commerce Crossing	Commerce	1988	100,668	62.4%	8	3	32,000	Ingles	09/26/09	Fred's Store	4.77

Douglas Commons	Douglasville	1988	97,027	98.9%	16	1	59,431	Kroger	08/31/13		10.46

Fairview Oaks	Ellenwood	1997	77,052	93.6%	11	3	54,498	Kroger	09/30/16		11.24

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086	Kroger	06/30/16		11.70

Hairston Center	Decatur	2000	13,000	46.2%	4	5					14.51

Hamilton Ridge	Buford	2002	90,996	86.3%	15	6	54,166	Kroger	11/30/22		12.04

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.60

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		10.06

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

Market Place	Norcross	1976	77,706	84.2%	18	4				Peachtree Cinema	$12.28

Paulding Commons	Dallas	1991	192,391	95.6%	26	4	49,700	Kroger	02/28/11	Kmart	8.05

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	16.82

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	93.6%	21	4				Micro Center	9.94

Shops of Huntcrest	Lawrenceville	2003	97,040	92.8%	22	4	54,340	Publix	01/31/23		13.60

Shops of Westridge	McDonough	2006	66,297	89.4%	13	5	38,997	Publix	04/30/26		13.86

Wesley Chapel	Decatur	1989	170,792	65.0%	15	11	32,000	Ingles*	09/25/09	CVS Pharmacy / Corinthian College	6.02

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	83.1%	24	2					20.68

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	94.7%	34	5	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.62

McAlpin Square	Savannah	1979	176,807	87.1%	23	2	43,600	Kroger	08/31/15	Big Lots / U.S Post Office	7.75

Spalding Village	Griffin	1989	235,318	67.8%	21	7	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred's Store	7.98

Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.19

TOTAL SHOPPING CENTERS GEORGIA (24)			2,661,816	80.4%	438	78	937,369				$11.68

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	84.1%	24	2				Conn's Appliances / Big Lots / Chuck E Cheese / Goody's	$9.84

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	100.0%	23	-				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	10.10

Bluebonnet Village	Baton Rouge	1983	101,623	95.6%	22	3	33,387	Matherne's	11/30/10	Office Depot	11.63

Boulevard	Lafayette	1976 / 1994	68,012	98.4%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	8.86

Country Club Plaza	Slidell	1982 / 1994	64,686	97.5%	9	1	33,387	Winn-Dixie	01/31/13		6.58

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

Crossing	Slidell	1988 / 1993	114,806	93.8%	13	3	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	$5.66

Elmwood Oaks	Harahan	1989	133,995	100.0%	11	-				Academy Sports / Dollar Tree / Home Décor	9.88

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-				Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	54.2%	6	2	28,092	Super 1 Store	06/30/10	Fred's Store	4.24

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.15

Siegen Village	Baton Rouge	1988	170,416	98.7%	18	2				Office Depot / Big Lots / Dollar Tree / Stage / Party City	8.77

Tarpon Heights	Galliano	1982	56,605	69.3%	5	5				Stage / Dollar General	4.51

Village at Northshore	Slidell	1988	144,638	100.0%	14	-				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.77

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	92.4%	168	20	153,298				$8.32

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/16		21.00

Webster Plaza	Webster	1963 / 1998	201,425	99.0%	14	1	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	7.99

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	90.6%	10	2	54,928	Shaw's	01/02/16		23.32

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,879	98.5%	30	3	434,532				$16.92

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$7.14

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$7.14

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	95.8%	21	3				Belk's / Goody's / Dollar Tree / Aaron Rents	$6.57

Chestnut Square	Brevard	1985 / 2008	34,260	95.3%	7	1				Walgreen	14.51

Galleria	Wrightsville Beach	1986 / 1990	92,114	90.6%	29	6	28,000	Harris Teeter*	04/05/11		10.36

Parkwest Crossing	Durham	1990	85,602	93.0%	15	2	38,052	Food Lion	12/14/10		10.34

Riverview Shopping Center	Durham	1973 / 1995	128,498	96.5%	14	2	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.95

Salisbury Marketplace	Salisbury	1987	79,732	88.6%	15	5	31,762	Food Lion	02/11/23		10.75

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.83

Thomasville Commons	Thomasville	1991	148,754	96.2%	11	2	32,000	Ingles	09/29/12	Kmart	5.79

Willowdaile Shopping Center	Durham	1986	143,601	94.3%	20	6	48,000	Harris Teeter	05/14/09	Hall of Fitness	8.48

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			929,431	94.2%	137	29	266,280				$8.46

SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	95.3%	30	4	55,696	Kroger	10/31/19	Stein Mart	$13.23

Lancaster Plaza	Lancaster	1971 / 1990	77,400	64.9%	3	2	19,200	Bi-Lo	09/30/10	Tractor Supply	3.61

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.09

Milestone Plaza	Greenville	1995	96,121	89.2%	9	3	61,695	Bi-Lo	03/31/30		15.54

North Village Center	North Myrtle Beach	1984	60,356	90.8%	8	5	24,806	Bi-Lo	05/31/09	Dollar General / Gold's Gym	8.75

Sparkleberry Square	Columbia	1997 / 2004	184,834	99.0%	14	2	67,943	Kroger	08/31/17	Ross Dress for Less / Pier One / Kohl's	10.58

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	-				Rose's Store / Family Dollar Store	6.56

Woodruff	Greenville	1995	68,055	100.0%	10	-	47,955	Publix	08/06/15		10.56

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			750,917	93.0%	81	16	277,295				$10.40

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	-	32,000	Ingles	09/25/10	Wal-Mart	$6.04

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	100.0%	14	-	32,000				$6.04

TOTAL CORE SHOPPING CENTER PORTFOLIO (145)			15,890,954	92.8%	2,571	417	4,813,054				$11.74

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of June 30, 2008

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average Base rent per leased SF

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	88.0%	17	3

Laurel Walk Apartments	Charlotte, NC	1985	106,480	100.0%	98	-

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	74.4%	405	139

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	28.5%	10	15

TOTAL OTHER PROPERTIES (6)			469,160	58.4%	532	165

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (151)			16,360,114	91.8%	3,103	582

DEVELOPMENTS, REDEVELOPMENTS & LAND (11)

Developments (3)	Various - See Schedule on Page 34.

Redevelopments (4)	Various - See Schedule on Page 34.

Land Held for Development (4)	Various

TOTAL CONSOLIDATED - 162 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of June 30, 2008
(in thousands, except acreage)

2008 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain (Loss) on Sale

Properties sold to JV - partial sale with continuing involvement
April 1, 2008	Concord Shopping Center	Miami	FL	298,986	$48,201	$(965)
April 1, 2008	Concord Shopping Center Outparcel	Miami	FL	N/A	2,449	-
April 1, 2008	Shoppes at Ibis	West Palm Beach	FL	79,420	14,500	5,856
April 1, 2008	Shoppes at Quail Roost	Miami	FL	73,550	15,400	(76)
April 1, 2008	Shoppes of Sunset	Miami	FL	21,704	5,000	(30)
April 1, 2008	Shoppes of Sunset II	Miami	FL	27,767	5,400	(46)
June 9, 2008	Presidential Markets	Snellville	GA	396,408	62,309	10,964
June 9, 2008	Sparkleberry Square (2)	Columbia	SC	154,217	23,545	2,796
Sale of income producing properties sold to JV				1,052,052	$176,804	$18,499

Income producing property sale
June 30, 2008	Rosemeade	Carrollton	TX	51,231	$2,750	$(483)
Sale of income producing property					$2,750	$(483)

Real estate sale
March 21, 2008	Waterlick Land Parcel	Lynchburg	VA	7.96	$550	$(42)

Total sale of real estate					$550	$(42)

Total sales					$180,104	$17,974

Properties Held for Sale as of June 30, 2008
	Property Name	City	State
	Shops of Hampton Oaks Outparcel (1)	Atlanta	GA
	Sparkleberry Kohl's (2)	Columbia	SC
	Sparkleberry Kroger (2)	Columbia	SC
	Sunlake Land Parcel (1)	Tampa	FL

Notes
____________________________________
(1)	Only a portion of this property is held for sale.
(2)	Constitutes a portion of a single center. The two portions classified as held for sale are expected to be sold to GRI JV in the third quarter of 2008.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2008
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 06/30/08	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	1Q09	$8,505	$4,920	$4,138	$4,367
Sunlake (3) (4)	Tampa, FL	110,000	110,000	Publix	4Q09	39,317	24,669	26,619	12,698
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	2010	10,803	8,811	3,228	7,575
Subtotal		190,997	190,997			$58,625	$38,400	$33,985	$24,640

Redevelopments / Expansions / Outparcels
Mariners Crossing - Outparcel	Spring Hill, FL (Tampa)	6,300	6,300	NA (outparcel)	3Q08	$1,494	$1,494	$1,304	$190
Mandarin Landing	Jacksonville, FL	50,000	145,820	Whole Foods	2Q09	8,208	8,058	4,316	3,892
Atlantic Village	Atlantic Beach, FL	54,340	100,559	Publix	4Q09	7,731	6,026	337	7,394
Dolphin Village	St. Pete Beach, FL	138,129	138,129	Publix	4Q09	4,940	4,940	2,846	2,094
Subtotal		248,769	390,808			$22,373	$20,518	$8,803	$13,570

Total Development Activity		439,766	581,805			$80,998	$58,918	$42,788	$38,210

Project notes
____________________________________________________
(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
(3)	Indicates a portion of this property is classified as held for sale as of June 30, 2008.
(4)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.
(5)	As of June 30, 2008, Dolphin Village was held in a joint venture to which Equity One had funded all capital.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2008
(in thousands)

	Maturity		Jun 30, 2008	Dec 31, 2007	Percent of
Debt Instrument	date	Rate (1)	balance	balance	debt maturing

Mortgage debt
Pine Island/Ridge Plaza	07/01/08	6.910%	$-	$23,336	0.0%
North Port Shopping Center	02/08/09	6.650%	3,603	3,667	0.3%
Prosperity Centre	03/01/09	7.875%	4,482	4,728	0.4%
Shoppes at Ibis	09/01/09	6.730%	-	5,077	0.0%
Tamarac Town Square	10/01/09	9.190%	5,756	5,816	0.5%
Park Promenade	02/01/10	8.100%	5,978	6,019	0.6%
Jonathan's Landing	05/01/10	8.050%	2,729	2,752	0.3%
Bluff's Square	06/01/10	8.740%	9,649	9,706	0.9%
Kirkman Shoppes	06/01/10	8.740%	9,112	9,166	0.9%
Ross Plaza	06/01/10	8.740%	6,355	6,393	0.6%
Shoppes of Andros Isle	06/10/10	7.900%	6,174	6,259	0.6%
Boynton Plaza	07/01/10	8.030%	7,119	7,167	0.7%
Pointe Royale	07/15/10	7.950%	3,242	3,409	0.3%
Shops at Skylake	08/01/10	7.650%	12,755	12,996	1.2%
Parkwest Crossing	09/01/10	8.100%	4,498	4,527	0.4%
Spalding Village	09/01/10	8.190%	8,939	9,146	0.8%
Charlotte Square	02/01/11	9.190%	3,272	3,317	0.3%
Forest Village	04/01/11	7.270%	4,242	4,273	0.4%
Boca Village	05/01/11	7.200%	7,842	7,900	0.7%
MacLand Pointe	05/01/11	7.250%	5,540	5,581	0.5%
Pine Ridge Square	05/01/11	7.020%	6,935	6,988	0.7%
Sawgrass Promenade	05/01/11	7.200%	7,842	7,900	0.7%
Presidential Markets	06/01/11	7.650%	-	26,225	0.0%
Lake Mary Centre	11/01/11	7.250%	23,243	23,406	2.2%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2008
(in thousands)

	Maturity		Jun 30, 2008	Dec 31, 2007	Percent of
Debt Instrument	date	Rate (1)	balance	balance	debt maturing

Lake St. Charles	11/01/11	7.130%	$3,666	$3,691	0.3%
Belfair Towne Village	12/01/11	7.320%	10,378	10,509	1.0%
Marco Town Center	01/01/12	6.700%	7,948	8,046	0.8%
Riverside Square	03/01/12	9.190%	7,135	7,209	0.7%
Cashmere Corners	11/01/12	5.880%	4,728	4,793	0.4%
Eastwood	11/01/12	5.880%	5,634	5,711	0.5%
Meadows Shopping Center	11/01/12	5.870%	5,920	6,001	0.6%
Sparkleberry Square (Kohl's) (2)	11/30/12	6.170%	6,165	6,242	0.6%
Lutz Lake Crossing	12/01/12	6.280%	7,464	7,500	0.7%
Midpoint Center	07/10/13	5.770%	6,468	6,552	0.6%
Buckhead Station	09/01/13	6.880%	27,086	27,355	2.6%
Alafaya Village	11/11/13	5.990%	4,001	4,032	0.4%
Summerlin Square	02/01/14	6.750%	2,494	2,672	0.2%
South Point	07/10/14	5.720%	7,919	8,014	0.8%
Bird Ludlum	02/15/15	7.680%	7,162	7,565	0.7%
Treasure Coast Plaza	04/01/15	8.000%	3,392	3,575	0.3%
Shoppes of Silverlakes I	07/01/15	7.750%	1,982	2,085	0.2%
Grassland Crossing	12/01/16	7.870%	5,168	5,274	0.5%
Mableton Crossing	08/15/18	6.850%	3,675	3,736	0.3%
Sparkleberry Square (Kroger) (2)	06/30/20	6.750%	6,774	6,954	0.6%
BridgeMill	05/05/21	7.940%	8,720	8,829	0.8%
Westport Plaza	08/24/23	7.490%	4,515	4,573	0.4%
Chastain Square	02/28/24	6.500%	3,429	3,491	0.3%
Daniel Village	02/28/24	6.500%	3,748	3,816	0.4%
Douglas Commons	02/28/24	6.500%	4,466	4,546	0.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2008
(in thousands)

	Maturity		Jun 30, 2008	Dec 31, 2007	Percent of
Debt Instrument	date	Rate (1)	balance	balance	debt maturing

Fairview Oaks	02/28/24	6.500%	$4,227	$4,303	0.4%
Madison Centre	02/28/24	6.500%	3,429	3,491	0.3%
Paulding Commons	02/28/24	6.500%	5,822	5,926	0.6%
Siegen Village	02/28/24	6.500%	3,788	3,855	0.4%
Wesley Chapel Crossing	02/28/24	6.500%	2,991	3,044	0.3%
Webster Plaza	08/15/24	8.070%	7,891	7,968	0.8%
Total mortgage debt (52 loans outstanding)		7.309%	$337,492	$397,112	32.0%
Net interest premium/(discount) (4)		(wtd-avg interest rate)	8,069	10,455	0.8%
Total mortgage debt (including net interest premium/discount)			$345,561	$407,567	32.8%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of June 30, 2008
(in thousands)

	Maturity		Jun 30, 2008	Dec 31, 2007	Percent of
Debt Instrument	date	Rate (1)	balance	balance	debt maturing

Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%	$198,500	$200,000	18.9%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	66	(315)	0.0%
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.4%
5.375% senior notes	10/15/15	5.375%	117,000	120,000	11.1%
6.00% senior notes	09/15/16	6.000%	117,500	125,000	11.2%
6.25% senior notes	01/15/17	6.250%	116,000	125,000	11.0%
6.00% senior notes	09/15/17	6.000%	132,579	150,000	12.6%

Total unsecured senior notes payable	6.09	5.658%	$706,645	$744,685	67.2%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(366)	(413)	(0.0%)
Total unsecured senior notes payable (including net interest premium/discount)			$706,279	$744,272	67.2%

Revolving credit facilities
$275MM Wells Fargo Unsecured	1/17/09	NA	$-	$37,000	0.0%
$5MM City National Bank Unsecured	8/10/08	NA	-	-	0.0%
Total revolving credit facilities			$-	$37,000	0.0%

Total debt (4)			$1,044,137	$1,178,797	99.3%
Net interest premium/(discount) (4)			7,703	10,042	0.7%
Total debt (including net interest premium/discount)			$1,051,840	$1,188,839	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Stable)

(1)	The rate in effect on June 30, 2008.
(2)	Sparkleberry Square is encumbered by two separate mortgages.
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes reflects the effect of the interest rate swap.

(4)	Amount includes held for sale reclassification of $730,000 for June 30, 2008.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET- GRI-EQY I, LLC
As of June 30, 2008

As of
June 30, 2008
Assets	(in thousands)
Properties
Income producing	$225,355
Less: accumulated depreciation	(629)
Rental property	$224,726

Cash and cash equivalents	$11,066
Accounts and other receivables, net	1,133
Other assets	18,859

Total	$255,783

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	$120,000
Accounts payable and other liabilities	26,627
Total liabilities	$146,627

Joint venture equity	$109,156

Total	$255,783

Note:  Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - GRI-EQY I, LLC
As of June 30, 2008

	Three months ended
	June 30, 2008	June 30, 2007
	(in thousands)	(in thousands)

REVENUES	$4,711	$-

COSTS AND EXPENSES
Property operating	1,175	-
Rental property depreciation and amortization	1,378	-
General and administrative	41	-
Interest expense	413	-
Total costs and expenses	$3,008	$-

NET INCOME	$1,703	$-

Note:  Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT  - GRI-EQY I, LLC
As of June 30, 2008

					Number of tenant		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,093	100.0%	38	-	30,000	Publix	10/31/24	Home Depot Expo / Office Depot	$14.43

Concord Shopping Plaza (1)	Miami	1962 / 1992 / 1993	298,986	99.8%	24	1	78,000	Winn Dixie	09/30/09	Home Depot / Big Lots / Dollar Tree	10.51

Presidential Markets (1)	Snellville	1993 / 2000	396,408	96.0%	32	5	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Grand Harbor Import Co. / Borders	11.37

Shoppes of Ibis (1)	West Palm Beach	1999	79,420	96.5%	16	2	51,420	Publix	04/30/19		13.20

Shoppes at Quail Roost (1)	Miami	2005	73,550	98.2%	19	1	44,840	Publix	06/30/25		15.77

Shoppes of Sunset (1)	Miami	1979	21,704	92.8%	15	2					17.90

Shoppes of Sunset II (1)	Miami	1980	27,767	68.8%	11	5					18.97

Sparkleberry Square (1)	Columbia	1997 / 2004	154,217	100.0%	11	-				Circuit City / PETsMART / Bed Bath and Beyond	12.28

TOTAL JV SHOPPING CENTER PORTFOLIO (8)			1,224,145	97.5%	166	16	260,406				$12.33

(1)  Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008. Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY-GRI-EQY I, LLC
As of June 30, 2008
(in thousands)

	Equity One's	Maturity		Jun 30, 2008	Dec 31, 2007
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Floating rate Loan(2)	10%	06/01/13	LIBOR + 1.95%	$120,000	$-
Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	29	-

Total mortgage debt		4.92	5.635%	$120,029	$-
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$12,003	$-

(1)  The rate in effect on June 30, 2008.
(2) Mortgage encumbers GRI-EQY (Airpark Plaza) LLC, GRI-EQY (Concord) LLC, GRI-EQY (IBIS) LLC, GRI-EQY (Presidential Markets) LLC, GRI-EQY (Quail Roost) LLC and GRI-EQY (Sparkleberry Square) LLC. The full balance has been swapped to a fixed rate of 3.685% plus the spread of 1.95%.